BLACKROCK WORLD INCOME FUND, INC.

Supplement Dated June 15, 2007
to the Statement of Additional Information dated April 26, 2007

The following changes are made to the Statement of Additional Information of BlackRock World Income Fund, Inc.

The section entitled “Management and Advisory Arrangements — Information about the Portfolio Managers” beginning on p. I-8 is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals. The Fund’s lead portfolio managers are Andrew Gordon and Imran Hussain. James Keenan and Jeff Gary are also members of the Fund’s portfolio management team.

The subsection entitled “Other Funds and Accounts Managed” is revised to add the following information:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

James Keenan	7 $4,237,481,998	4 $835,000,000	22 $4,000,000,000	0 $0	1 $427,000,000	4 $706,000,000

The subsection entitled “Portfolio Manager Compensation Overview” is revised to add Mr. Keenan to the list of portfolio managers entitled to participate in the long term incentive and retention plan and the deferred compensation program. In addition, Mr. Keenan should be added to the list of portfolio managers who have been granted options and restricted stock awards.

CODE#16103-0407-SUP